UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Ryan C. Larrenaga, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3743

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

LIBERTY ALL-STAR® EQUITY FUND

2005 ANNUAL REPORT

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•                  A diversified, multi-managed portfolio of growth and value stocks

•                  Exposure to many of the industries that make the U.S. economy the world’s most dynamic

•                  Access to institutional quality investment managers

•                  Objective and ongoing manager evaluation

•                  Active portfolio rebalancing

•                  A quarterly fixed distribution policy

•                  The power of more than $1.3 billion in assets

•                  Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

CONTENTS

1	President’s Letter

4	Editorial Feature: 1986–2006

11	Consistency of Returns (Chart)

12	Investment Managers/Portfolio Characteristics

13	Manager Roundtable

20	Investment Growth (Chart)

21	Table of Distributions and Rights Offerings

22	Top 20 Holdings and Economic Sectors

23	Major Stock Changes in the Fourth Quarter

24	Schedule of Investments

33	Financial Statements

36	Financial Highlights

38	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Automatic Dividend Reinvestment and Cash Purchase Plan

43	Tax Information

44	Trustees and Officers

47	Description of Lipper Benchmark and the S&P 500 Index

Inside Back Cover: Fund Information

The views expressed in the President’s Letter, Editorial Feature and the Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Letter

Fellow Shareholders:	February 2006

I am pleased to be writing to you in the year in which we mark the twentieth anniversary of Liberty All-Star Equity Fund. Perhaps nothing else so succinctly captures the vision of this Fund than its ticker symbol: USA. In a single investment, shareholders are exposed to the industries that make the U.S. economy the world’s most dynamic. Nearly 20 years ago, the Fund was established as a diversified, multi-managed, domestic equity fund combining three value and two growth style managers. Attesting to the soundness of its underlying principles, the Fund today is structured just as it was when its underwriting was completed on October 31, 1986. More importantly, the Fund’s net asset value (NAV) based results rank in the top 20 percent of peer funds in the Lipper Large-Cap Core universe for the past 19 years.

Market dynamics in 2005

I will say more about the Fund from a long-term perspective shortly. First, however, let’s look at 2005, starting with a question: What do -2.1 percent, -0.8 percent, 3.6 percent and 2.1 percent mean to investors? Answer: a year that moved sideways. Those are the sequential quarterly returns of the S&P 500 Index for 2005. Together, they resulted in a 4.9 percent annual gain for this widely watched market barometer.

Underscoring the point, another widely followed index, the Dow Jones Industrial Average, gained a modest 1.7 percent. Volatility was absent, too. The S&P 500 moved up or down 2 percent or more on 52 trading days in 2002. In 2004 and 2005, there wasn’t a single trading day when a 2 percent move occurred.

The story of 2005 was one of sustained corporate earnings performance – at this writing, U.S. corporations are on track to report their tenth straight quarter of double-digit earnings gains – being offset by factors that are now all too familiar: rising short-term interest rates, significantly higher energy prices, worries over a softening in the red-hot U.S. housing market and the global geopolitical situation, chiefly the war in Iraq. In addition, there was a sufficient supply of random events to keep investors unsettled. Hurricanes Katrina and Rita (with Wilma as an exclamation mark) head the list. Terrorist bombings hit London in July. As the year wound down, several G-7 countries, including the U.S., were in a standoff with Iran over that country’s nuclear ambitions.

Among investment themes in the U.S., value stocks topped growth stocks for the sixth straight year, although the gap between the two narrowed to less than 2 percent (based on the Russell 3000 Growth and Value indices). Reversing a trend of recent years, large cap stocks (as represented by the Russell 1000 Index) outperformed small cap stocks (the Russell 2000 Index). Energy companies were stellar performers, as were gold and commodity-related issues.

Fund’s NAV outpaces primary benchmark

Turning to the Fund, for the fourth quarter and the calendar year, NAV returns outpaced the S&P 500 and the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. However, the Fund experienced weak market price performance, despite the aforementioned solid NAV results. Although NAV and market price returns can diverge from time to time, it was particularly acute during the fourth quarter. Specifically, during December the Fund’s discount widened from 0.9 percent to 6.4 percent, which created the divergence in those two performance measures. Finally, we believe that the decline in shares valued at market price during the fourth quarter reflected forces in the financial markets and not issues specific to the Fund.

It’s hard to find a truly satisfactory answer for the fourth quarter action, but it was a common characteristic among many closed-end funds, where discounts widened in general. In fact, many closed-end equity funds were at double-digit discounts by year-end. One factor may have been the greater number of new closed-end funds that came to market in 2005. Also, tax selling could have contributed, which is not unusual toward year-end. The following table highlights Fund and relevant market performance for the fourth quarter and full year.

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2005	4TH QUARTER	2005

LIBERTY ALL-STAR EQUITY FUND
STATISTICS:
Year End Net Asset Value (NAV)		$8.85
Year End Market Price		$8.28
Year End Discount		6.4%
Distributions	$0.21	$0.87
Market Price Trading Range	$8.13 to $9.00	$8.13 to $9.65
Premium/(Discount) Range	4.0% to (7.4)%	8.0% to (7.4)%

PERFORMANCE:
Shares Valued at NAV	3.8%	5.1%
Shares Valued at NAV with Dividends Reinvested	3.7%	5.0%
Shares Valued at Market Price with Dividends Reinvested	(5.1)%	(4.4)%
S&P 500 Index	2.1%	4.9%
Lipper Large-Cap Core Mutual Fund Average	2.2%	4.8%
NAV Percentile Ranking (1=best; 100=worst)	10th	46th

In all of our reports, we have continually stressed long-term performance over short-term performance, and that seems to be especially appropriate in our twentieth anniversary report. The following table summarizes long-term performance for key periods:

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2005	3 YEARS	5 YEARS	10 YEARS	15 YEARS	19 YEARS

LIBERTY ALL-STAR EQUITY FUND
Shares Valued at NAV	18.8%	1.8%	9.0%	11.3%	10.9%
Shares Valued at NAV with Dividends Reinvested	18.6%	1.8%	9.2%	11.5%	11.5%
Shares Valued at Market Price with Dividends Reinvested	18.9%	2.4%	8.7%	12.1%	10.8%
S&P 500 Index	14.4%	0.5%	9.1%	11.5%	11.6%
Lipper Large-Cap Core Mutual Fund Average	12.5%	(1.0)%	7.6%	10.4%	10.2%
NAV Percentile Ranking (1=best; 100=worst)	2nd	12th	16th	23rd	20th

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 47.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Officers of Liberty All-Star Equity Fund: Mark T. Haley, CFA, Vice President – Investments, left; and William R. Parmentier, Jr., President and Chief Executive Officer, right.

I would like to make two comments about these longer-term results. First, note how closely NAV and market-based returns have tracked for the trailing 3-, 5-, 10-, 15- and 19-year periods. Second, and more importantly, is what a strong and consistent performer the Fund has been compared with its peers in the Lipper Large-Cap Core Mutual Fund universe. The Fund has outperformed more than 75 percent of Lipper peer funds for all of the time periods highlighted in the table.

In closing, I would like to draw your attention to two features in this annual report. One is our traditional manager roundtable, which begins on page 13. It’s your chance to hear from the Fund’s five investment managers, who are established thought leaders in the investment field, so I urge you to read it. Immediately following this letter, our editorial section provides an historical perspective on the Fund. One key point to keep in mind as you read this section is that certain investment concepts that are widely practiced today were innovations that the Fund brought to investors nearly 20 years ago. We are especially pleased to be able to share with you some thoughts from the Fund’s founder and its first President and CEO, Dick Roberts.

As always, it is our great pleasure and privilege to guide Liberty All-Star Equity Fund, to team with fine investment managers and to serve the best long-term interests of shareholders. Be assured that we remain dedicated to those propositions as we move into the future. We are grateful for your ongoing support of the Fund and will do all in our power to maintain your trust and confidence.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

1986–2006

1986: Investment innovation then

2006: A core equity holding now

USA

Nearly two decades ago, Liberty All-Star Equity Fund (ticker symbol: USA) combined several desirable attributes in a single investment vehicle designed to capture the power of the world’s largest economy and the dynamics of its equity market. By adhering to the Fund’s founding principles over the years, the Fund’s Investment Advisor has proven the thinking behind the founding vision—even in the face of events and trends that no one could have foreseen when the initial public offering of 51 million shares was completed on October 31, 1986.

When it was established, the Fund brought together four key innovations to individual investors in a single investment vehicle:

• Multi-management

• Real-time trading

• Access to institutional quality managers

• Ongoing monitoring and periodic rebalancing

Today, these innovations have helped to make Liberty All-Star Equity Fund a core equity holding for investors seeking total investment return, comprised of long-term capital appreciation and current income, in a diversified portfolio of equity securities.

The founder reflects

RICHARD I. ROBERTS WAS INSTRUMENTAL IN THE FOUNDING OF LIBERTY ALL-STAR EQUITY FUND AND SERVED FOR 10 YEARS AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF LIBERTY ASSET MANAGEMENT COMPANY, NOW KNOWN AS BANC OF AMERICA INVESTMENT ADVISORS, INC. (“BAIA”). HERE, MR. ROBERTS REFLECTS ON THE FOUNDING OF THE FUND.

What were the driving factors behind the Fund’s founding?

I had been developing the concept due to two factors: First, in the bull market of the early 1980s, large pension and endowment funds were retaining disciplined investment management firms specializing in either growth or value style investing. Second, these institutional investors were using various forms of multi-management – including the blending of value and growth styles – to capture better risk-adjusted returns. I felt that multi-management, institutional quality managers and style diversification could be made available to individual investors. Having observed the market as we had for many years, we knew that it ran in cycles and that neither growth managers nor value managers had consistently good performance through each cycle. By carefully blending the two styles we felt we could achieve better and more consistent long-term performance. Strategic rebalancing of assets and periodically replacing managers, when warranted, were two other factors that were important to consistent long-term performance.

How did you settle on three value managers and two growth managers?

That was a key decision. We did extensive historical modeling to determine how to best blend the two styles to achieve long-term core investment success. At the time no one had done it, so we had to demonstrate to ourselves that it would work. In doing so, we showed that three value and two growth managers was the optimum combination, as long as we attentively monitored their activities.

What’s the key to the Fund’s long-term performance?

We got off to a great start because we had terrific people. The long-term key, however, has been and continues to be adherence to the Fund’s disciplined investment process. Most funds don’t adapt well to change. But key design characteristics of the Fund – growth and value, multiple managers, timely rebalancing and objective decision-making by the Fund Advisor – all tend to anticipate change. Thus, the Fund is able to benefit from both the inevitable change in equity market leadership and the dynamic forces impacting the investment management industry.

Finally, it’s very gratifying to see the Fund’s original concept justified by its consistent, above-average investment performance over these past 20 years. Due credit should go to all involved in this achievement.

Multi-management for individual investors

The original 1986 prospectus of the Liberty All-Star Equity Fund stated that “The multi-manager concept is based on two primary premises: (1) the utilization of multiple investment management organizations each employing a different style and strategy will result in more consistent and less volatile performance over changing market cycles than the use of a single investment style and strategy; and, (2) consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.” When the Fund was launched in 1986, it became the first publicly traded, multi-managed fund. Nearly 20 years later, multi-management has gained increasingly broad acceptance – for individual investors as well as institutional accounts. In fact, attesting to the soundness of the Fund’s original structure, it remains the same today as it was at its founding, having proven itself over time and through widely varying conditions in domestic equity markets.

Real-time trading and liquidity

In the mid-1990s, investors were given the opportunity to invest in a new type of security called exchange-traded funds, or ETFs. Similar to index funds, ETFs typically invest in companies that are included in a selected market index or industry group in an attempt to track the index or industry they are replicating, and they can be bought and sold just like stocks. ETFs have grown enormously in popularity and are generally regarded as one of the most significant investment innovations of the past decade. Investors should not forget, however, that Liberty All-Star Equity Fund was launched several years before the advent of ETFs. Further, the Fund preceded ETFs with key features that investors find attractive: the trading of shares on a stock exchange (the New York Stock Exchange in the case of the Fund) and the continuous pricing of shares (as opposed to once a day with open-end mutual funds). The biggest difference between the Fund and most ETFs is that the Fund is actively managed by the Fund Advisor and its five investment managers instead of attempting to track an index or industry.

Access to institutional managers

One of the goals that the founders established for Liberty All-Star Equity Fund was making institutional quality investment management firms accessible to individual investors. The first five investment managers hired by the Fund – as today, three value managers and two growth managers – were all institutional-based firms. That is, they invested money for pension funds, endowments, foundations and other institutions, but typically not for individual investors because they were either closed or required minimum investment amounts that were well beyond the reach of all but a few very wealthy individuals or families. Today, BAIA continues to select investment management firms for the Fund after an extensive review of their background and track record, including the firm’s investment philosophy, process, people and performance. To do this, BAIA calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment field. Similarly, BAIA’s continuous monitoring ensures that managers meet expectations once they have been retained.

Monitoring and rebalancing

The Fund’s first semi-annual report (August 1987) stated that “By periodically taking excess assets from the better performing managers and reemploying them among the other managers so that all are again equal, Liberty is taking from today’s winning managers and giving to tomorrow’s. Rebalancing also allows All-Star to realize gains in rising markets and to buy better relative values.” Because the Fund’s investment managers will produce differing results over time, the intended composition of the portfolio can become unbalanced. When this happens, the Fund Manager “locks in” profits by taking assets from the outperforming managers and giving them to those who have lagged and who may become tomorrow’s outperformers. Today, rebalancing is a topic that has received its fair share of attention – but is all too often overlooked by individuals. On a continuous basis, the Fund Manager also monitors the investment managers’ performance relative to their peers, adherence to their style and strategy, and other factors, such as the soundness of the firm and stability of the management team. When warranted, BAIA will recommend to the Fund’s Board of Trustees that an investment manager be replaced, an action that has taken place 13 times throughout the Fund’s history.

Multi-Management Has Produced More Consistent Returns

The narrative on the preceding six pages is intended to focus on the history and unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “1986–2006” feature, BAIA utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that since All-Star’s first full calendar year of operation 19 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

Each dot represents the precise 19-year return and consistency record ending December 31, 2005, of each fund in the universe of 51 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 19-year history.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

Investment Managers/Portfolio Characteristics

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG

THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS

AS OF DECEMBER 31, 2005

(UNAUDITED)

							Mastra-				Total		S&P
	Schneider		Pzena		Matrix		pasqua		TCW		Fund		500 Index

Number of Holdings	61		32		33		39		27		169	*	500

Percent of Holdings in Top 10	39%		41%		36%		32%		62%		18%		20%

Weighted Average Market Capitalization (billions)	$22		$52		$88		$39		$50		$50		$88

Average Five-Year Earnings Per Share Growth	7%		8%		4%		26%		42%		17%		12%

Dividend Yield	1.3%		2.1%		1.6%		0.6%		0.3%		1.2%		1.8%

Price/Earnings Ratio	17	x	16	x	18	x	24	x	28	x	20	x	17	x

Price/Book Value Ratio	2.1	x	2.9	x	3.0	x	5.3	x	7.0	x	4.0	x	3.7	x

*Certain holdings are held by more than one manager.

Manager Roundtable

Market forces may ebb and flow, but one thing remains fixed: the managers’ focus on selecting stocks

THE DOMESTIC EQUITY MARKET WAS COMPARATIVELY QUIET IN 2005, AT LEAST IN TERMS OF ANNUAL RETURNS. NOTABLE EXCEPTIONS INCLUDED STRONG PERFORMANCES FROM THE ENERGY AND UTILITIES SECTORS, WHILE MID-CAP STOCKS TOPPED THEIR SMALL AND LARGE CAP BRETHREN. LAGGARDS INCLUDED CONSUMER DISCRETIONARY, TELECOMMUNICATIONS AND TECHNOLOGY STOCKS. VALUE ONCE AGAIN OUTPERFORMED GROWTH. UNDERNEATH THE CALM SURFACE, HOWEVER, STRONG CURRENTS WERE AT WORK, AS THEY USUALLY ARE, AND THE YEAR HELD ITS SHARE OF SURPRISES. INVESTORS ARE NOW LOOKING AT 2006 TO DIVINE THE COURSE OF MARKETS AND SEPARATE THE WINNERS AND LOSERS.

Continuing a tradition, the Fund’s Investment Advisor, Banc of America Investment Advisors (BAIA), recently had the opportunity to moderate another annual roundtable with the Fund’s five investment managers. From their respective points of views, the managers briefly look back at 2005, but chiefly focus on current trends and the overall investment environment before concluding with comments on a stock they have added recently to the portion of the Liberty All-Star Equity Fund portfolio that they manage. The participating investment managers and their styles are:

MASTRAPASQUA ASSET MANAGEMENT, INC.

Portfolio Manager/Frank Mastrapasqua, Ph.D.,
Chairman and Chief Executive Officer

Investment Style/Growth – Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings ratio is computed and compared to an independently derived long-term earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA,
President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries. The firm employs a systematic and rigorous investment process—using both quantitative and qualitative analysis—and adheres to a strict sell discipline.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III
Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. Companies in the portfolio have a sustainable business advantage and a sound business plan to restore earnings to normal.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA,
President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined fundamental approach to add value over time. Research focuses on uncovering new ideas in the belief that the broader market is slow to react to change, particularly where out-of-favor stocks are concerned. Owning these stocks before they experience a rebound in earnings and come to the attention of other investors creates the opportunity for price appreciation before fundamentals warrant the stock be sold.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Managers/Craig C. Blum, CFA, Managing Director, and Stephen A. Burlingame, Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long term.

In a nutshell, the story of 2005 seems to be generally good corporate earnings being offset by rising interest rates and significantly higher energy costs, ultimately leading to a modest gain for the overall market. Do you agree or do you have another point of view? Do you have any nuances to add to this story? Let’s start with the value managers. Arnie Schneider, perhaps you could lead off.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): We agree that corporate profit growth exhibited broad-based strength in 2005. However, the stock market is a forward-looking mechanism, and we think that one additional reason for 2005’s modest returns is that investors are skeptical regarding the prospect for future earnings growth given that corporate profit margins are at historically high levels.

OK. Let’s hear from Matrix and Pzena.

KATZ (MATRIX ASSET ADVISORS - VALUE): We do agree that on a broad brush depiction this captures much of the dynamic tension in the market in 2005. The nuances are the sustainability of these factors, and what might happen as these factors recede in importance. For example, we believe that strong corporate earnings are more secular, while the rising interest rates and energy costs are more finite in nature. The key going forward is to focus on those attractive earnings in light of relatively stable interest rates and energy costs.

“...it appears that earnings gains will be closer to 28 percent. As a result, it may be more appropriate to characterize the 2005 earnings performance of our portfolio as ‘strong’ as opposed to ‘good.’”

Frank Mastrapasqua,

Mastrapasqua Asset Management (Growth)

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): Yes, corporate earnings were pretty good in 2005, but a fair amount of tailwind came from the energy sector. Two thousand five S&P 500 operating earnings were up 13.9 percent, but without energy they were up 10.4 percent. The silver lining in all this for the value investor is that the dislocations last year – higher energy and commodity prices being the biggest – actually created some interesting opportunities to build positions in companies that have been temporarily squeezed by these higher input costs. One good example is Whirlpool, a world-class business franchise and a leader in its industry, that suffered a lot of stock price volatility on investors’ fears that it would be unable to pass along higher raw material costs, primarily steel, to its consumers. The whole industry raised prices during 2005, which has helped Whirlpool mitigate the negative effects of higher steel costs.

What do the growth managers have to say?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Consensus earnings estimates for Mastrapasqua’s large capitalization growth portfolio at the beginning of 2005 called for an 18 percent increase. It now appears that earnings gains will be closer to 28 percent. As a result, it may be more appropriate to characterize the 2005 earnings performance of our portfolio as “strong” as opposed to “good.” We view the rise in short-term rates as a return to a more normal range in relation to historic inflation rates, i.e. real rates. It is notable that long rates have remained relatively stable throughout the year. Higher energy costs adversely impacted economic growth but not to the point of preventing above-average real GDP growth.

BLUM (TCW - GROWTH): We largely agree but would add that in this environment investors were more cautious. As to nuances, one that deserves some elaboration is that up until oil prices declined from their peak in October the market was led by the energy sector, which enjoyed upward earnings revisions, and the most defensive sectors. These were areas such as utilities, real estate investment trusts (REITs) and consumer staples that offered cautious investors a perceived safe harbor.

Good corporate performance in 2005 versus negative macro factors (such as those mentioned above) points to a struggle between bottom-up factors and top-down factors. How do you weight fundamental bottom-up analysis versus macro factors into your investment process? Let’s stick with the growth managers.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Our investment process includes bottom-up, macro and sector analyses. All three elements are in some ways interwoven and all three are important factors in building the portfolio.

The weighting of each component is not constant and is dependent on where we are in the economic cycle and the dynamics of influence each factor has at a particular stage in the economic cycle. The economy continues to benefit from the 2003 tax cuts and reinvigorated capital spending. Since capital spending continues to trail the profit and cash flow recovery, an important aspect of the portfolio is the build-up of quality industrial companies as well as on-going emphasis on technology that should likewise benefit from a continued capital spending catch-up expected to be achieved in 2006. High energy prices have become a stimulus for energy efficient capital spending. The best performing sector in 2005 was energy, specifically oilfield services.

“We construct the portfolio on a stock-by-stock basis. We do not try to ‘out guess’ other investors on the short-term macro factors but rather focus our efforts on [long-term] issues that may affect the business.”

Stephen Burlingame,

TCW (Growth)

BURLINGAME (TCW - GROWTH): We construct the portfolio on a stock-by-stock basis. We do not try to “out-guess” other investors on short-term macro factors but rather focus our efforts on issues that may affect the way business is being conducted over the long term. We analyze microeconomic factors. We would rather spend our time trying to quantify the addressable market for our companies’ products and get a good sense of the competitive landscape then try to guess, for example, when the Fed will stop raising the Fed funds rate.

How do the value managers balance bottom-up and top-down factors. David Katz, lead off for Matrix, will you?

KATZ (MATRIX ASSET ADVISORS - VALUE): We are an unabashedly bottom-up manager. We do, of course, recognize that certain top-down or macro factors can have a significant impact on any given company that we are considering. What we have typically found is that macro factors are a secondary consideration, as they often impact shorter-term prospects for a company. However, at the end of the day we are paying most attention to the company’s fundamentals in making our decisions.

Let’s hear from Pzena and Schneider on this point.

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): It’s all bottom-up analysis that drives our investment decisions at Pzena. Of course, one can never turn a blind eye to the key factors driving performance for an industry or particular company, but all our analysis is at the company level, with our research focused on the cheapest one-fifth of our investment universe, which is the 500 largest U.S.-listed companies.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Our observations on the macro environment provide a uniform framework for our investment decision making.  However, our macro outlook does not play a significant role in the process of selecting individual stocks for the portfolio, except to occasionally help us steer clear of unattractive industries or sectors. We are predominately a bottom-up stock picker.

Once again, value stocks outperformed growth stocks in 2005 – the sixth straight year, in fact. From the perspective of your own style (value or growth), what’s your perspective on this extended performance differential and do you see it continuing in 2006? Value managers: Are you finding companies that were once considered growth stocks on your value screens? Growth managers: Could we be seeing a fundamental redefinition of growth industries – i.e., from IT, pharma/biotech, media, etc. to energy, resources, infrastructure, etc. Let’s ask the value managers to begin, and we’ll start with Pzena.

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): First, remember that this investment cycle started at a point where the discount for value stocks was the deepest that it had been in a generation, so we had a lot of room for value outperformance.  Despite the last six years, our data tell us that, even in environments of relatively narrow spreads between value stocks and the market average, the odds are still in the value investor’s favor to realize a margin of value outperformance over a reasonable investment horizon.

The other interesting phenomenon we are seeing is what we’ll call “role reversal” – growth investors buying what were traditionally considered value stocks, e.g., energy, commodities, industrial cyclicals, and value investors buying traditional growth names e.g., pharmaceuticals and technology. We have added a number of these companies to our portfolio over the past year or so – Microsoft (technology), Pfizer (pharmaceuticals) and TJX Companies (retail) are a few examples of traditional growth names with high quality franchises that were left behind as investors pursued industries with greater near-term earnings momentum.

KATZ (MATRIX ASSET ADVISORS - VALUE): We occupy a unique niche in the Liberty All-Star Equity Fund pantheon of managers, as we in effect straddle both styles. We do this as a value manager who is willing to “go anywhere for value,” including sectors and industries more traditionally thought of as growth-oriented. We strongly believe that the fundamental downward repricing of many growth stocks, combined with their continued success as businesses, has made many growth stocks into value opportunities. This is particularly true among the very largest – and often the very strongest – companies. Not surprisingly, therefore, we own several of them right now.

“We strongly believe that the fundamental downward repricing of many growth stocks, combined with their continued success as businesses, has made many growth stocks into value opportunities.”

David Katz,

Matrix Asset Advisers (Value)

Conversely, we believe there has been momentum-driven overbuying in pockets of the value area. The result is something of an inversion on the historical fundamentals of each discipline, and it is that inversion that will be a primary driver in growth overtaking value.

Having said that, we would be more reluctant to depict the current state as a redefinition of growth industries, since the valuation opportunities we see are rather dynamic and could disappear during the next year or two.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Across the various market cap ranges, value and growth styles actually had quite similar results in 2005. Perhaps the convergence in returns is telling us that performance leadership is in transition from value to growth stocks. Growth is probably “cheaper” than value from the viewpoint of their relative valuations, and we think it is likely that growth stocks outperform over the next three to five years.

As a deep-value investment manager, we have seen only a handful of growth style stocks tumble far enough in price to meet our investment criteria. We have uncovered selected opportunities in the past couple of years in names like Carnival, Liberty Global and Dean Foods.

Very interesting observations from the value managers. There is some agreement that, in pockets, growth has morphed into value. Now, how do Mastrapasqua and TCW come at this from a growth perspective?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT – GROWTH): Growth stocks have lagged the sharp improvement in fundamentals since 2002 while value stocks have matched the same improvements in fundamentals. Growth stocks have started to “catch-up” to the fundamentals and this trend should become more evident as 2006 unfolds. In fact, large capitalization growth has generally outperformed large capitalization value since the second quarter of 2005. Part of the return to growth prominence should be the valuation gap, with the large capitalization price-to-earnings growth (PEG) ratio at a 40 percent discount to the S&P 500, an anticipated slowing in raising short-term interest rates by the Federal Reserve, the combination of real and perceived progress in the Iraqi effort, a continued high operating return on invested capital for large capitalization growth stocks, and historic high levels of corporate investment capital and balance sheet strength. The leading biotech and information technology companies continue to report meaningful fundamental progress that should be adequately reflected in valuations as confidence in the continued recovery is established and the pipeline of new products continues to emerge. From our perspective, as a sector focused growth manager, virtually all sectors have the potential to develop growth characteristics and be considered portfolio candidates.

“It’s all bottom-up analysis that drives our investment decisions…one can never turn a blind eye to the key factors driving performance for an industry or particular company, but all our analysis is at the company level…”

Antonio DeSpirito,

Pzena Investment Management (Value)

BLUM (TCW - GROWTH): We feel the valuation of our classic growth holdings is fairly compelling. If their valuations are to the point that value mangers are willing to lend support we are amenable to that. As we see it, investors have become skeptical. Who could blame them after the Internet bubble burst, terrorist attacks and for several years one episode of corporate malfeasance after another appeared on the front page. We might not live to see growth stocks at their late 1990s level valuation premium. However, we do think that as leading companies win back investor confidence, we should see our type of stocks earn their normal valuation premium. In the meantime, the downside valuation risk has been reduced, and since these stocks are growing their earnings more rapidly than the broad market, even if multiples hold constant we could earn superior returns.

“…the stock market is a forward-looking mechanism, and we think that one reason for 2005’s modest returns is that investors are skeptical regarding the prospect for future earnings growth.”

Arnie Schneider,

Schneider Capital Management (Value)

Going into 2006, what’s your biggest worry - the thing that “keeps you up at night?” And, what’s your greatest hope for a positive surprise that would move markets higher? Stephen Burlingame, we’ll stay with TCW and then hear from Frank Mastrapasqua.

BURLINGAME (TCW – GROWTH): We are several years into this economic expansion. Growth has not been so robust that we fret about overheating, but at this stage we do not see a lot of pent-up consumer demand. Moreover, with higher interest rates and prices in some housing markets at unsustainable levels we think consumer spending may slow. We are not anticipating a recession in 2006 because we do not see the typical excesses of wage growth, labor shortages and stretched operating capacity. But, we do think the deceleration process is under way. On the side of positive surprise, we are not pinning our hopes on any one thing. We do see continued disintermediation of traditional media and retailing by seasoned Web-based competitors. We continue to like health care companies with distinct product advantages. We realize that corporations have the wherewithal to increase capital spending and if they do, our technology holdings will be prime beneficiaries. We believe that some financial services firms should be able to distinguish themselves versus their competitors in the current environment, as well.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): The biggest worry is that the Federal Reserve battles phantom inflation, not dissimilar to 2000 when the monetary excesses of 1999 and the fears of Y2K led the Fed to over-tighten monetary policy. Secondarily, Congress raises taxes or tariffs to achieve perceived short-term political gain and chooses to sacrifice economic growth. The greatest hope for a positive surprise is that the continuing avalanche of good economic news manages to break through the distorted filters of those who harbor negative political agendas, and news organizations sensationalizing adversity to gain competitive advantage. An early end to rising rates has a fair probability of occurring.

On the value side, what are the managers contemplating, both positive and negative? Arnie Schneider?

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Two worries ... First, it’s difficult to ignore the possibility that the Fed might overreact to inflation fears, employ an excessively restrictive monetary policy and send the U.S. economy into recession sometime in 2007. We do not think this is the most likely scenario, but the Fed is capable of overshooting the mark like they have done in previous cycles. Second, the massive U.S. trade imbalance might someday lead foreigners to go on a “buyer’s strike” and pull back on their purchases of Treasury debt, resulting in a steep dollar decline and sharply higher long-term interest rates. This scenario would be damaging to the U.S. economy.

OK. We’ll hope they don’t come to pass. What about Pzena and Matrix?

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): Probably our biggest concern moving into 2006 is the overheated housing industry, and what a collapse or even slowing of the housing market could portend for the consumer. As a firm, we have been skeptical about the consumer’s ability to continue spending based on cash-out mortgage refinancings, and have thus limited our exposure to housing and traditional consumer stocks.  We have begun to increase exposure to some consumer areas that have already experienced stress due to higher energy prices (think auto parts suppliers), and will keep our eyes open for new opportunities should this scenario play out.

Our greatest hope for the markets is continued earnings growth in a low inflation environment. We don’t expect double-digit market returns, so an environment that is conducive to generating high single-digit annual returns would be a positive outcome.

“[Our] biggest worry is that the Federal Reserve battles phantom inflation, not dissimilar to 2000 when the monetary excesses of 1999 and the fears of Y2K led the Fed to over-tighten monetary policy.”

Frank Mastrapasqua,

Mastrapasqua Asset Management (Growth)

KATZ (MATRIX ASSET ADVISORS - VALUE): As bottom-up managers, we are perennially worried in the sense that we are closely monitoring the fortunes of our individual holdings. On a more macro basis, we worry about those factors or conditions that could derail economic growth or confidence in our economy. We would especially be concerned about another spike in energy prices from current levels, which could significantly harm the economy, including the Fed’s willingness to curtail short-term interest rate hikes.

Conversely, probably the greatest opportunity for a positive surprise lies in the possibility of a significant downward movement in energy prices, which we believe would be perceived as rather stimulative to the economy and to sustained growth.

To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Equity Fund portfolio that you manage and tell us why you invested in it. Let’s start with the growth managers and then hear from the value managers.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Broadcom Corp. (BRCM) designs and markets mixed-signal system on a chip (SOC) designs that optimize the cost and performance of many high volume applications, most notably: Ethernet switching, wireless local area networks (WLAN), Bluetooth wireless, cable and DSL modems and cable and satellite set-top boxes. Broadcom’s strategy is to develop leading platforms for both analog and digital functionality and integrate high performance designs that are produced by contract manufacturers. The strategy is based on low cost achieved through highly integrated designs – so the customer ultimately needs fewer components and small form factors – and volume economics. Broadcom offers competitive designs for low cost networking, multimedia broadband and nearly every wireless connection. Broadcom addresses all of these markets with leading designs, comprehensive technology roadmaps and healthy margin structures that are not dependent on cyclical pricing. Broadcom’s markets are benefiting from above-average growth and the company holds either a dominant or growing share in these markets.

BLUM (TCW - GROWTH): We recently established a position in Varian Medical Systems. Varian is the market leader in radiation therapy systems sold worldwide. We believe that advances in technology and treatment will lead to significant market growth over the next several years. Varian’s advantages include innovation, cost and patient safety. We expect worldwide demand to drive revenue growth and margin expansion beyond consensus expectations.

“We feel the valuation of our classic growth holdings is fairly compelling. If their valuations are to the point that value mangers are willing to lend support we are amenable to that.”

Craig Blum,

TCW (Growth)

KATZ (MATRIX ASSET ADVISORS - VALUE): We initiated a position in Tyco International in mid-2005 and added to it into weakness in the following months. Tyco is a leading industrial conglomerate, with significant businesses in fire and security, pumps and valves, health care supplies, and electronic components.  It had gained considerable notoriety from the corporate frauds perpetrated by its senior management in 2002. By the end of 2004, new CEO Ed Breen had revamped the entire company, from its corporate governance and board, to its executive and operating management teams, to its balance sheet and free cash flow profile. As a result of these actions, Tyco reemerged as a very shareholder oriented company with solid and improving cash flows, margins and earnings, selling at about a 14 multiple. We became very interested as it became clear that Breen was dissatisfied with the company’s recent stock price progress and investors’ disregard for the degree of the company’s overall improvement.

A modest disappointment in Tyco’s March quarter 2005 results created an outsized decline in the stock price, and an opportunity for us to open a position in the stock at an attractive price. We believed strongly that Breen’s previously stated willingness to take steps to increase shareholder value would generate positive stock price performance by unmasking the importance and value of the company’s constituent businesses. In fact, in late 2005, the company reiterated solid fundamental trends in its remaining operations, continued its large share repurchases, and announced the sale of its plastics business. In early January 2006, press reports indicated that the company’s board was considering splitting-up into three companies representing its component parts as a means of maximizing shareholder value. In aggregate, we believe that Tyco is worth about $40 a share versus our average cost of under $29.

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): We recently invested in TJX Companies (TJX), which runs the TJ Maxx and Marshalls discount retail concepts. Here is a good example of a traditional growth company with a superb core business franchise that became available to us as its stock price stagnated as a result of some stumbles in its non-core businesses, and a slowdown in same store sales.

TJX is the leader in the off-price apparel industry. Its return on invested capital is in the high 20 percent range with 40 percent return on equity. The company is conservatively capitalized, and has consistently generated significant amounts of free cash flow which it has returned to shareholders in the form of stock repurchases.

The company’s newer concepts, which it continues to roll out at a reduced rate, have yet to achieve targeted goals. However, the company is making progress, and made a significant management change recently by rehiring the founder and former CEO of the company, Ben Cammarata. He has refocused the efforts of the business to improve same store sales, and is reevaluating the newer concepts. Consistent with our thesis for TJX, the company will either turn these newer concepts around or shutter some of them. We continue to like TJX’s strong free cash flow generation, disciplined focus on return on capital and fundamentally sound core business.

“We are an unabashedly bottom-up manager… at the end of the day we are paying most attention to the company’s fundamentals in making our decisions.”

David Katz,

Matrix Asset Advisers (Value)

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): North Fork Bancorp is a regional bank that serves retail and commercial clients from 360 branches in the New York Metro area. It earns an enviable return on assets and generates low cost core deposits and commercial loans at a growth rate above its peers, while maintaining an excellent track record of credit quality. The highly capable management team focuses on profitability, not on growth for growth’s sake. Earnings have recently been under pressure from the effects of a flattening yield curve and slowing growth in mortgage loans, which gave us the opportunity to purchase this quality company at a good price.

Many thanks to all of you. Lots of varying points of views, and that always makes for an interesting discussion. We’ll look forward to a productive 2006.

Investment Growth as of December 31, 2005

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2005. This 18-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $46,633 (includes the 2005 year end value of the original investment of $13,800, plus distributions during the period of $31,716 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $94,322.

On six occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The cost to fully participate in all the rights offerings under the terms of each offering totaled $35,416.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $153,301 (includes the cost of the rights of $35,416).

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	TAX CREDITS*

1988	$0.64

1989	0.95

1990	0.90

1991	1.02

1992	1.07	April	10		$10.05

1993	1.07	October	15		10.41	$0.18

1994	1.00	September	15		9.14

1995	1.04

1996	1.18					0.13

1997	1.33					0.36

1998	1.40	April	20		12.83

1999	1.39

2000	1.42

2001	1.20

2002	0.88	May	10		8.99

2003	0.78

2004	0.89	July	10	**	8.34

2005	0.87

*                 The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**          The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Top 20 Holdings and Economic Sectors

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

JPMorgan Chase & Co.	2.1%
eBay, Inc.	2.0
The Progressive Corp.	2.0
Genentech, Inc.	1.9
Yahoo!, Inc	1.9
Fannie Mae	1.7
Amazon.com, Inc	1.6
Morgan Stanley	1.6
General Electric Co.	1.6
Citigroup, Inc.	1.5
Tyco International Ltd.	1.3
Microsoft Corp.	1.3
Pfizer, Inc.	1.3
Starbucks Corp.	1.2
The Boeing Co.	1.2
QUALCOMM, Inc.	1.1
AmerisourceBergen Corp.	1.1
American International Group, Inc.	1.1
Amgen, Inc.	1.1
Freddie Mac	1.0

29.6%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Financials	22.6%
Information Technology	21.9
Consumer Discretionary	19.5
Health Care	12.1
Industrials	11.3
Energy	3.4
Consumer Staples	3.0
Utilities	2.3
Materials	1.8
Telecommunication Services	0.3
Other Net Assets	1.8

100.0%

*       Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Fourth Quarter

The following are the major ($4.0 million or more) stock changes – both purchases and sales – that were made in the Fund’s portfolio during the fourth quarter of 2005.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/05

PURCHASES

3M Co.	90,000	90,000

Akamai Technologies, Inc.	420,000	420,000

Broadcom Corp., Class A	145,000	145,000

General Electric Co.	200,000	621,200

JPMorgan Chase & Co.	218,850	708,025

Lucent Technologies, Inc.	2,610,300	2,610,300

United Technologies Corp.	110,000	110,000

SALES

The Boeing Co.	(108,025)	239,150

Exelon Corp.	(125,000)	0

Fisher Scientific International, Inc.	(120,000)	0

Intel Corp.	(277,000)	372,000

Loews Corp.	(64,837)	0

Marriott International, Inc., Class A	(90,000)	0

MedImmune, Inc.	(169,500)	254,500

Oracle Corp.	(550,000)	0

J.C. Penney Co., Inc.	(120,100)	0

Starwood Hotels & Resorts Worldwide, Inc.	(226,975)	0

Schedule of Investments as of December 31, 2005

	SHARES	MARKET VALUE
COMMON STOCKS (98.2%)

CONSUMER DISCRETIONARY (19.5%)

Auto Components (1.7%)
Johnson Controls, Inc.	126,225	$9,203,065
Magna International, Inc., Class A	154,675	11,133,506
Visteon Corp. (a)	500,400	3,132,504
		23,469,075
Automobiles (0.5%)
Honda Motor Co., Ltd. (b)	232,950	6,748,562

Diversified Consumer Services (0.5%)
Apollo Group, Inc., Class A (a)	113,800	6,880,348

Hotels, Restaurants & Leisure (2.8%)
Carnival Corp.	144,225	7,711,711
GTECH Holdings Corp.	40,075	1,271,981
Harrah’s Entertainment, Inc.	88,000	6,273,520
Hilton Hotels Corp.	264,350	6,373,478
Starbucks Corp. (a)	564,720	16,947,247
		38,577,937
Household Durables (1.1%)
Newell Rubbermaid, Inc.	149,825	3,562,838
Whirlpool Corp.	139,950	11,722,212
		15,285,050
Internet & Catalog Retail (3.7%)
Amazon.com, Inc. (a)	474,600	22,377,390
eBay, Inc. (a)	635,400	27,481,050
		49,858,440
Media (4.9%)
Comcast Corp., Class A (a)	340,000	8,734,600
Getty Images, Inc. (a)	75,000	6,695,250
Interpublic Group of Companies, Inc. (a)	460,000	4,439,000
Liberty Global, Inc., Class A (a)	148,237	3,335,333
Liberty Global, Inc., Series C (a)	152,862	3,240,674
Liberty Media Corp., Class A (a)	881,511	6,937,492
Pixar, Inc. (a)	206,100	10,865,592
Time Warner, Inc.	515,000	8,981,600
The Walt Disney Co.	224,000	5,369,280
XM Satellite Radio Holdings, Inc., Class A (a)	299,280	8,164,358
		66,763,179

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Multiline Retail (1.1%)
Kohl’s Corp. (a)	111,050	$5,397,030
Wal-Mart Stores, Inc.	193,000	9,032,400
		14,429,430
Specialty Retail (3.2%)
AutoZone, Inc. (a).	49,600	4,550,800
Circuit City Stores, Inc.	15,500	350,145
GameStop Corp., Class A (a)	78,600	2,501,052
The Gap, Inc.	460,000	8,114,400
Ross Stores, Inc.	300,000	8,670,000
TJX Companies, Inc.	573,825	13,329,955
Williams-Sonoma, Inc. (a)	155,000	6,688,250
		44,204,602
CONSUMER STAPLES (3.0%)

Food & Staples Retailing (0.9%)
Walgreen Co.	281,000	12,437,060

Food Products (2.1%)
ConAgra Foods, Inc.	15,550	315,354
Dean Foods Co. (a)	51,500	1,939,490
General Mills, Inc.	128,700	6,347,484
Sara Lee Corp.	617,175	11,664,607
Tate & Lyle PLC (b)	206,975	8,001,840
		28,268,775
ENERGY (3.4%)

Energy Equipment & Services (1.8%)
Halliburton Co.	144,000	8,922,240
Schlumberger Ltd.	85,000	8,257,750
Tidewater, Inc.	176,000	7,824,960
		25,004,950
Oil, Gas & Consumable Fuels (1.6%)
BP PLC (b)	88,200	5,664,204
Burlington Resources, Inc.	114,000	9,826,800
Newfield Exploration Co. (a)	130,000	6,509,100
		22,000,104

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

FINANCIALS (22.6%)

Capital Markets (2.3%)
Merrill Lynch & Co., Inc.	145,000	$9,820,850
Morgan Stanley	383,925	21,783,905
		31,604,755
Commercial Banks (3.3%)
Bank of America Corp. (c)	170,000	7,845,500
Bank of New York Co., Inc.	291,000	9,268,350
Comerica, Inc.	117,925	6,693,423
Commerce Bancorp, Inc.	253,330	8,717,085
Hudson City Bancorp, Inc.	115,175	1,395,921
North Fork Bancorporation, Inc.	362,225	9,910,476
Sovereign Bancorp, Inc.	35,550	768,591
		44,599,346
Diversified Financial Services (3.7%)
CIT Group, Inc.	58,300	3,018,774
Citigroup, Inc.	428,975	20,818,157
JPMorgan Chase & Co.	708,025	28,101,512
		51,938,443
Insurance (9.0%)
Ace Ltd.	105,000	5,611,200
AFLAC, Inc.	66,200	3,073,004
Allstate Corp.	158,150	8,551,170
American International Group, Inc.	214,450	14,631,923
Aon Corp.	369,950	13,299,702
Genworth Financial, Inc., Class A	190,825	6,598,729
Marsh & McLennan Companies, Inc.	240,700	7,644,632
MetLife, Inc.	200,750	9,836,750
The Progressive Corp.	232,105	27,105,222
RenaissanceRe Holdings Ltd.	62,550	2,759,081
Torchmark Corp.	212,875	11,835,850
UnumProvident Corp.	15,950	362,863
XL Capital Ltd., Class A	173,600	11,697,168
		123,007,294

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Real Estate (1.0%)
Annaly Mortgage Management, Inc., REIT	435,650	$4,766,011
Host Marriott Corp., REIT	191,500	3,628,925
The St. Joe Co.	11,500	773,030
Trizec Properties, Inc., REIT	178,250	4,085,490
		13,253,456
Thrifts & Mortgage Finance (3.3%)
Countrywide Financial Corp.	165,400	5,655,026
Fannie Mae	471,791	23,028,119
Freddie Mac	214,950	14,046,982
The PMI Group, Inc.	36,775	1,510,349
Washington Mutual, Inc.	26,012	1,131,522
		45,371,998

HEALTH CARE (12.1%)

Biotechnology (5.2%)
Affymetrix, Inc. (a)	147,000	7,019,250
Amgen, Inc. (a)	184,800	14,573,328
Genentech, Inc. (a)	286,100	26,464,250
Genzyme Corp. (a)	114,800	8,125,544
Invitrogen Corp. (a)	87,000	5,797,680
MedImmune, Inc. (a)	254,500	8,912,590
		70,892,642
Health Care Equipment & Supplies (2.1%)
Alcon, Inc.	58,800	7,620,480
Boston Scientific Corp. (a)	285,000	6,979,650
St. Jude Medical, Inc. (a)	147,300	7,394,460
Varian Medical Systems, Inc. (a)	136,500	6,871,410
		28,866,000
Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	353,800	14,647,320
Cerner Corp. (a)	42,000	3,818,220
HCA, Inc.	116,325	5,874,412
Triad Hospitals, Inc. (a)	123,550	4,846,867
		29,186,819

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Pharmaceuticals (2.7%)
Bristol-Myers Squibb Co.	411,050	$9,445,929
Pfizer, Inc.	734,300	17,123,876
Wyeth	206,000	9,490,420
		36,060,225

INDUSTRIALS (11.3%)

Aerospace & Defense (2.5%)
The Boeing Co.	239,150	16,797,896
Bombardier, Inc., Class B	1,110,600	2,636,893
Goodrich Corp.	59,575	2,448,532
L-3 Communications Holdings, Inc.	82,000	6,096,700
United Technologies Corp.	110,000	6,150,100
		34,130,121
Airlines (0.2%)
Southwest Airlines Co.	118,050	1,939,562

Commercial Services & Supplies (0.6%)
Monster Worldwide, Inc. (a)	215,000	8,776,300

Construction & Engineering (0.5%)
Jacobs Engineering Group, Inc. (a)	107,000	7,262,090

Electrical Equipment (1.2%)
ABB Ltd. (a)(b)	142,100	1,381,212
American Power Conversion Corp.	383,000	8,426,000
Emerson Electric Co.	82,000	6,125,400
		15,932,612
Industrial Conglomerates (3.4%)
3M Co.	90,000	6,975,000
General Electric Co.	621,200	21,773,060
Tyco International Ltd.	632,975	18,267,659
		47,015,719
Machinery (1.1%)
Caterpillar, Inc.	140,000	8,087,800
Navistar International Corp. (a)	259,675	7,431,899
		15,519,699

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Road & Rail (1.5%)
CSX Corp.	181,325	$9,205,870
Swift Transportation Co., Inc. (a)	75,775	1,538,233
Union Pacific Corp.	114,750	9,238,522
		19,982,625
Trading Companies & Distributors (0.3%)
Hughes Supply, Inc.	101,525	3,639,671

INFORMATION TECHNOLOGY (21.9%)

Communications Equipment (3.5%)
Cisco Systems, Inc. (a)	377,200	6,457,664
Juniper Networks, Inc. (a)	115,000	2,564,500
Lucent Technologies, Inc. (a)	2,610,300	6,943,398
Motorola, Inc.	380,000	8,584,200
Nokia Oyj (b)	470,000	8,601,000
QUALCOMM, Inc.	354,400	15,267,552
		48,418,314
Computers & Peripherals (2.5%)
Dell, Inc. (a)	244,900	7,344,551
EMC Corp. (a)	547,500	7,456,950
Hewlett-Packard Co.	246,525	7,058,011
Network Appliance, Inc. (a)	441,415	11,918,205
		33,777,717
Electronic Equipment & Instruments (3.4%)
Agilent Technologies, Inc. (a)	373,256	12,425,692
AU Optronics Corp. (b)	480,330	7,209,753
Avnet, Inc. (a)	240,775	5,764,153
Celestica, Inc. (a)	276,600	2,920,896
Sanmina-SCI Corp. (a)	156,125	665,093
Symbol Technologies, Inc.	680,000	8,717,600
Vishay Intertechnology, Inc. (a)	600,000	8,256,000
		45,959,187
Internet Software & Services (3.8%)
Akamai Technologies, Inc. (a)	420,000	8,370,600
Google, Inc., Class A (a)	32,000	13,275,520

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Internet Software & Services (continued)
VeriSign, Inc. (a)	200,000	$4,384,000
Yahoo!, Inc. (a)	668,100	26,176,158
		52,206,278
IT Services (1.1%)
BearingPoint, Inc. (a)	614,105	4,826,865
Computer Sciences Corp. (a)	111,375	5,640,030
Convergys Corp. (a)	26,050	412,893
First Data Corp.	90,000	3,870,900
		14,750,688
Semiconductors & Semiconductor Equipment (3.6%)
Analog Devices, Inc.	155,000	5,559,850
Broadcom Corp., Class A (a) .	145,000	6,836,750
Intel Corp.	372,000	9,285,120
International Rectifier Corp. (a)	137,603	4,389,536
Maxim Integrated Products, Inc.	148,150	5,368,956
Novellus Systems, Inc. (a)	319,300	7,701,516
Texas Instruments, Inc.	240,000	7,696,800
Xilinx, Inc.	110,400	2,783,184
		49,621,712
Software (4.0%)
Adobe Systems, Inc.	201,570	7,450,027
Autodesk, Inc.	158,000	6,786,100
Computer Associates International, Inc.	301,183	8,490,349
Electronic Arts, Inc. (a)	171,100	8,950,241
Microsoft Corp.	676,675	17,695,051
Salesforce.com, Inc. (a)	164,100	5,259,405
		54,631,173
MATERIALS (1.8%)

Chemicals (1.2%)
Chemtura Corp.	21,500	273,050
Cytec Industries, Inc.	27,700	1,319,351
Lyondell Chemical Co.	26,050	620,511
The Mosaic Co. (a)	449,825	6,580,940
Praxair, Inc.	134,000	7,096,640
		15,890,492

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Containers & Packaging (0.1%)
Pactiv Corp. (a)	100,075	$2,201,650

Paper & Forest Products (0.5%)
International Paper Co.	205,332	6,901,208

TELECOMMUNICATION SERVICES (0.3%)

Diversified Telecommunication Services (0.1%)
Sprint Nextel Corp.	28,000	654,080

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	20,900	753,027
Telephone & Data Systems, Inc., Special Common Shares	73,125	2,530,856
		3,283,883

UTILITIES (2.3%)

Independent Power Producers (1.0%)
Reliant Energy, Inc. (a)	1,309,475	13,513,782

Multi – Utilities (1.3%)
Sempra Energy	199,800	8,959,032
Wisconsin Energy Corp.	234,475	9,158,594
		18,117,626

TOTAL COMMON STOCKS (COST OF $1,179,757,711)		1,342,834,679

	INTEREST	MATURITY	PAR
	RATE	DATE	VALUE
CONVERTIBLE BONDS (0.1%)

INDUSTRIALS (0.1%)

Airlines (0.1%)
AMR Corp.	4.25%	09/23/23	$1,116,000	1,569,375

TOTAL CONVERTIBLE BONDS (COST OF $943,914)				1,569,375

See Notes to Schedule of Investments.

	PAR VALUE	MARKET VALUE
SHORT-TERM INVESTMENT (3.0%)

REPURCHASE AGREEMENT (3.0%)

Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.38%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $42,244,013 (repurchase proceeds $41,418,549) (Cost of $41,403,000)	$41,403,000	$41,403,000

TOTAL INVESTMENTS (101.3%) (COST OF $1,222,104,625) (d)		1,385,807,054

OTHER ASSETS & LIABILITIES, NET (-1.3%)		(17,645,422)

NET ASSETS (100.0%)		$1,368,161,632

NET ASSET VALUE PER SHARE (154,598,224 SHARES OUTSTANDING)		$8.85

NOTES TO SCHEDULE OF INVESTMENTS:

(a)          Non-income producing security.

(b)         Represents an American Depositary Receipt.

(c)          Investments in affiliates during the year ended December 31, 2005

Security name: Bank of America Corp.

Shares as of 12/31/04	228,912
Shares purchased	—
Shares sold	58,912
Shares as of 12/31/05	170,000
Net realized gain	$539,279
Dividend income earned	$349,510
Value at end of period	$7,845,500

(d)         Cost of investments for federal income tax purposes is $1,232,867,417.

Gross unrealized appreciation and depreciation of investments at December 31, 2005 is as follows:

Gross unrealized appreciation	$233,931,582
Gross unrealized depreciation	(80,991,945)
Net unrealized appreciation	$152,939,637

Acronym	Name
REIT	Real Estate Investment Trust

See Notes to Schedule of Investments.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2005

ASSETS:
Unaffiliated investments at market value (identified cost $1,215,193,126)	$1,377,961,554
Affiliated investments at market value (identified cost $6,911,499)	7,845,500
Receivable for investments sold	3,681,704
Dividends and interest receivable	1,065,847
Foreign tax reclaim	1,985
TOTAL ASSETS	1,390,556,590

LIABILITIES:
Payable to custodian bank	42,651
Payable for investments purchased	4,502,190
Distributions payable to shareholders	16,633,833
Investment advisory, administrative and bookkeeping/pricing fees payable	1,004,700
Accrued expenses	194,972
Other liabilities	16,612
TOTAL LIABILITIES	22,394,958
NET ASSETS	$1,368,161,632

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 154,598,224 shares outstanding)	$1,215,221,997
Undistributed net investment income	43,520
Accumulated net realized loss on investments	(10,806,314)
Net unrealized appreciation on investments and foreign currency translations	163,702,429

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($8.85 PER SHARE)	$1,368,161,632

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends		$14,180,043
Dividends from affiliates		349,510
Interest		1,082,821
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $115,092)		15,612,374

EXPENSES:
Investment advisory fee	$9,339,478
Administrative fee	2,334,674
Bookkeeping and pricing fees	202,910
Custodian fee	77,038
Transfer agent fees	159,871
Shareholder communication expenses	333,079
Trustees’ fees and expense	131,085
NYSE fee	227,510
Miscellaneous expenses	249,279
TOTAL EXPENSES		13,054,924
CUSTODY EARNINGS CREDIT		(1,032)
NET EXPENSES		13,053,892
NET INVESTMENT INCOME		2,558,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	82,804,057
Affiliated investments	539,279
Foreign currency transactions	(721)
Net realized gain on investment transactions and foreign currency		83,342,615

Net unrealized appreciation on investments and foreign currency:
Beginning of year	184,528,199
End of year	163,702,429
Change in unrealized appreciation-net		(20,825,770)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$65,075,327

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31,
	2005	2004

OPERATIONS:
Net investment income	$2,558,482	$2,435,751
Net realized gain on investment transactions	83,342,615	93,597,218
Change in unrealized appreciation on investments and foreign currency-net	(20,825,770)	62,990,537
Net increase in net assets resulting from operations	65,075,327	159,023,506

DISTRIBUTIONS DECLARED FROM:
Net investment income	(2,557,705)	(2,278,684)
Net realized gain on investments	(84,322,544)	(89,675,646)
Paid-in capital	(43,732,531)	(28,587,417)
Total distributions	(130,612,780)	(120,541,747)

CAPITAL TRANSACTIONS:
Proceeds from rights offering	—	131,705,875
Dividend reinvestments	61,508,410	49,083,142
Increase in net assets from capital share transactions	61,508,410	180,789,017
Total increase (decrease) in net assets	(4,029,043)	219,270,776

NET ASSETS:
Beginning of year	1,372,190,675	1,152,919,899
End of year (including undistributed net investment income of $43,520 and $43,519, respectively)	$1,368,161,632	$1,372,190,675

See Notes to Financial Statements.

Financial Highlights

	YEAR ENDED DECEMBER 31,
	2005	2004		2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$9.30	$9.13		$7.14	$10.65
Income from Investment Operations:
Net investment income	0.02	0.02		0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	1.09		2.76	(2.56)
Provision for Federal Income Tax	—	—		—	—
Total from Investment Operations	0.42	1.11		2.77	(2.55)
Less Distributions from:
Net investment income	(0.02)	(0.02	)(f)	(0.01)	(0.01)
Realized capital gain	(0.56)	(0.66)		(0.30)	(0.02)
Paid-in capital	(0.29)	(0.21)		(0.47)	(0.85)
Total Distributions	(0.87)	(0.89)		(0.78)	(0.88)
Change due to rights offering (b)	—	(0.05)		—	(0.08)
Impact of shares issued in dividend reinvestment (c)	—	—		—	—
Total Distributions, Reinvestments and Rights Offering	(0.87)	(0.94)		(0.78)	(0.96)
Net asset value at end of year	$8.85	$9.30		$9.13	$7.14
Market price at end of year	$8.28	$9.56		$9.46	$6.64

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	5.0%	13.0%		40.7%	(25.0)%
Based on market price	(4.4)%	12.1%		56.7%	(33.0)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$1,368	$1,372		$1,153	$869
Ratio of expenses to average net assets (e)	0.99%	1.01%		1.04%	1.05%
Ratio of net investment income to average net assets (e)	0.20%	0.20%		0.11%	0.11%
Portfolio turnover rate	46%	57%		64%	83%

(a)          Before provision for federal income tax.

(b)         Effect of All-Star’s rights offerings for shares at a price below net asset value.

(c)          Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2001	2000	1999	1998	1997	1996

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$13.61	$14.02	$14.22	$13.32	$11.95	$11.03
Income from Investment Operations:
Net investment income	0.03	0.05	0.05	0.05	0.05	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(1.79)	0.96	1.22	2.35	3.01 (a)	2.15 (a)
Provision for Federal Income Tax	—	—	—	—	(0.36)	(0.13)
Total from Investment Operations	(1.76)	1.01	1.27	2.40	2.70	2.10
Less Distributions from:
Net investment income	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.08)
Realized capital gain	(1.17)	(1.36)	(1.34)	(1.35)	(1.28)	(1.10)
Paid-in capital	—	—	—	—	—	—
Total Distributions	(1.20)	(1.42)	(1.39)	(1.40)	(1.33)	(1.18)
Change due to rights offering (b)	—	—	—	(0.10)	—	—
Impact of shares issued in dividend reinvestment (c)	—	—	(0.08)	—	—	—
Total Distributions, Reinvestments and Rights Offering	(1.20)	(1.42)	(1.47)	(1.50)	(1.33)	(1.18)
Net asset value at end of year	$10.65	$13.61	$14.02	$14.22	$13.32	$11.95
Market price at end of year	$11.09	$12.375	$11.063	$12.938	$13.313	$11.250

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	(12.7)%	8.8%	10.2%	19.8%	26.6%	21.7%
Based on market price	0.0%	25.4%	(4.4)%	9.1%	34.4%	16.2%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$1,133	$1,376	$1,396	$1,351	$1,150	$988
Ratio of expenses to average net assets (e)	1.03%	0.96%	0.97%	1.00%	1.01%	1.03%
Ratio of net investment income to average net assets (e)	0.27%	0.37%	0.37%	0.39%	0.38%	0.73%
Portfolio turnover rate	64%	83%	90%	76%	99%	70%

(d)         Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(e)          The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)            Certain prior year amounts have been reclassified to conform to the current year financial statement presentation.

See Notes to Financial Statements.

Notes to Financial Statements December 31, 2005

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year financial statement presentation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and foreign currency transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net	Accumulated
Investment Income	Net Realized Loss	Paid-In Capital

$(776)	$776	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	12/31/05	12/31/04
Distributions paid from:
Ordinary income*	$14,149,452	$50,868,815
Long-term capital gain	72,730,797	41,085,515
	86,880,249	91,954,330
Return of capital	43,744,165	23,903,756
	$130,624,414	$115,858,086

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Net Unrealized
Income*	Capital Gains	Appreciation*

$—	$—	$152,939,637

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2005, the Fund had no capital loss carryforwards.

Future realized gains offset by the loss carry-forwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), formerly known as Liberty Asset Management Company, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. BAIA receives a monthly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.71%.

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration Fee

BAIA provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

For the year ended December 31, 2005, the Fund’s effective administration fee rate was 0.18%.

Pricing and Bookkeeping Fees

Columbia Management Advisors, Inc. (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”) Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2005, the Fund’s effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.015%.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of BAIA or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

NOTE 5. OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2005, the Fund paid $2,861 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $601,697,974 and $660,936,314, respectively.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2005, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $7,949.

NOTE 8. CAPITAL TRANSACTIONS

During the year ended December 31, 2005 and the year ended December 31, 2004, distributions in the amount of $61,508,410 and $49,083,142, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 7,032,882 and 5,510,950 shares, respectively.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the “Fund”) at December 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by another public accounting firm whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP Boston,

Massachusetts

February 14, 2006

Automatic Dividend Reinvestment and Cash Purchase Plan (Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

Tax Information (Unaudited)

All 2005 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends

(2) long-term capital gains and

(3) return of capital

The table below details the breakdown of each 2005 distribution for federal income tax purposes.

TAX STATUS OF 2005 DISTRIBUTIONS

				LONG-TERM
	AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL

*01/03/05	$0.22	10.61%	0.27%	55.93%	33.19%

03/21/05	$0.22	10.61%	0.27%	55.93%	33.19%

06/27/05	$0.21	10.61%	0.27%	55.93%	33.19%

09/26/05	$0.23	10.61%	0.27%	55.93%	33.19%

**01/03/06	$0.21	—	—	—	—

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2005.

**Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2006.

FOR CORPORATE SHAREHOLDERS

89% of the ordinary income distributed by the Fund for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

Trustees and Officers

The names of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

				NUMBER OF
	POSITION	TERM OF		PORTFOLIOS IN
	WITH LIBERTY	OFFICE AND		FUND COMPLEX	OTHER
NAME (AGE)	ALL-STAR	LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN	DIRECTORSHIPS
AND ADDRESS	EQUITY FUND	SERVICE	DURING PAST FIVE YEARS	BY TRUSTEE	HELD

Disinterested Trustees

John A. Benning (71) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Trustee	Trustee Since 2002; Term expires 2006	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999); Vice President, Secretary and Director, Liberty Asset Management Company (August, 1985 to December, 1999).	2	TT International USA (investment company)

Thomas W. Brock (58) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Trustee	Trustee Since 2005; Term Expires 2006	Adjunct Professor, Columbia University Graduate School of Business since September, 1998; Chairman, CEO, Salomon Brothers Asset Management, Inc., from 1993 to 1998.	4	None

Richard W. Lowry (69) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Chairman and Trustee	Trustee Since 1986; Term Expires 2007	Private Investor since 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation [building products manuefacturer]).	88	None

John J. Neuhauser (62) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Trustee	Trustee Since 1998; Term Expires 2007	University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties from August 1999 to December 2005, Boston College).	88	Saucony, Inc. (athletic footwear)

Interested Trustee

William E.Mayer* (65) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Trustee	Trustee Since 1998;Term Expires 2006	Partner, Park Avenue Equity Partners (private equity) since February 1999.	88	Lee Enterprises (print media); WR Hambrecht + Co (financial service provider); Premier (healthcare); Readers Digest (publisher)

*A Trustee who is an “interested person” (as defined in the Investment Company Act of 1940 [“1940 Act”]) of Liberty All-Star Equity Fund or BAIA. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co.

	POSITION	YEAR FIRST
	WITH LIBERTY	ELECTED OR
	ALL-STAR	APPOINTED
NAME (AGE) AND ADDRESS	EQUITY FUND	TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Officers

William R. Parmentier, Jr. (53) Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	President and Chief Executive Officer	1999	President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999), Senior Vice President (since April 2005), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (41) Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Vice President	1999	Vice President of the Liberty All-Star Funds (since January 1999).

J. Kevin Connaughton (41) One Financial Center Boston, MA 02111	Treasurer and Chief Financial Officer	2000

Treasurer of the Columbia Funds since October 2003 and of the Liberty All-Star Funds since December 2000 (formerly Chief Accounting Officer and Controller of the Columbia Funds and of the Liberty All-Star Funds from February 1998 to October 2000); Vice President of Columbia Management Advisors, Inc. since April 2003; Treasurer of the Galaxy Funds from September 2002 to November 2005; (formerly Treasurer of the Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 to December 2004; formerly Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).

Mary Joan Hoene (56) 100 Federal Street Boston, MA 02110	Senior Vice President and Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star Funds since August 2004 and the BACAP Registered Hedge Funds since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April 1998 to November 1999).

	POSITION	YEAR FIRST
	WITH LIBERTY	ELECTED OR
	ALL-STAR	APPOINTED
NAME (AGE) AND ADDRESS	EQUITY FUND	TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Officers (continued)

Michael G. Clarke (36) One Financial Center Boston, MA 02111	Chief Accounting Officer	2004

Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy & Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP from May 1997 to August 1999).

Jeffrey R. Coleman (36) One Financial Center Boston, MA 02111	Controller	2004

Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

David A. Rozenson (51) One Financial Center Boston, MA 02111	Secretary	2003

Secretary of the Liberty All-Star Funds since December 2003; Associate General Counsel of Bank of America Corporation since April 2004; Senior Counsel of FleetBoston Financial Corporation from 1996 to April 2004; Associate General Counsel of Columbia Management Group from November 2002 to April 2004.

Description of Lipper Benchmark and the S&P 500 Index

Lipper Large-Cap Core Mutual Fund Average – The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Notes

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick and Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Richard W. Lowry*, Chairman

William E. Mayer

Dr. John J. Neuhauser*

OFFICERS

William R. Parmentier, Jr., President and Chief Executive Officer

Mark T. Haley, CFA, Vice President

J. Kevin Connaughton, Treasurer

Mary Joan Hoene, Chief Compliance Officer and Senior Vice President

Michael G. Clarke, Chief Accounting Officer

Jeffrey R. Coleman, Controller

David A. Rozenson, Secretary

*Member of the audit committee.

Annual Certifications — As required, on May 23, 2005, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at
www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Banc of America Investment Advisors, Inc.

Investment Advisor

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2005.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of four of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$36,400	$38,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In fiscal year 2004, Audit Fees include a proxy review and issuance of a consent letter in connection with a rights offering.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$4,200	$4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$4,600	$2,600

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 were $8,800 and $6,600, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

John A. Benning, Thomas W. Brock, Richard W. Lowry and John J. Neuhauser are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Banc of America Investment Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The  Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mastrapasqua Asset Management, Inc. (“Mastrapasqua”)

MANAGEMENT. The portion of the Fund allocated to Mastrapasqua is managed by Frank Mastrapasqua and Thomas A. Trantum.

Frank Mastrapasqua. Mr. Mastrapasqua is the Chairman, Chief Executive Officer, Senior Portfolio Manager and Founder of the firm. Mr. Mastrapasqua has been with the firm since inception in 1993.

Thomas A. (Tad) Trantum. Mr. Trantum is the President, Chief Operating Officer, Senior Portfolio Manager and Co-Founder of the firm. Mr. Trantum has been with the firm since inception in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Mastrapasqua and Trantum as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Frank Mastrapasqua
Registered Investment Companies	3	$401.0 million	2	$9.0 million
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	387	$728.0 million	0	N/A

Thomas Trantum
Registered Investment Companies	3	$401.0 million	2	$9.0 million
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	387	$728.0 million	0	N/A

COMPENSATION STRUCTURE. Messrs. Mastrapasqua and Trantum have a fixed base salary and a bonus is paid based on the success of the firm. There is no direct compensation with respect to the Fund.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	4	$684.6 million	0	N/A
Other pooled investment vehicles	1	$8.2 million	1	$8.2 million
Other accounts	498	$845.6 million	4	$5.2 million

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Rama Krishna have joint decision-making responsibility and “veto authority” over any decision. As of 2006, Tony DeSpirito has assumed Rama Krishna’s responsibilities for the Fund. Please see their biographies below.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena and Goetz as of December 31, 2005, and other accounts managed by Mr. DeSpirito as of January 3, 2006. Mr. DeSpirito assumed portfolio management responsibilities on January 3, 2006.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Richard S. Pzena
Registered Investment Companies	8	$5,202.3 million	0	N/A
Other pooled investment vehicles	97	$2,057.1 million	1	$59.2 million
Other accounts	373	$8,052.3 million	8	$1,466 million

John Goetz
Registered Investment Companies	8	$5,202.3 million	0	N/A
Other pooled investment vehicles	97	$2,057.1 million	1	$59.2 million
Other accounts	373	$8,052.3 million	8	$1,466 million

Antonio DeSpirito, III
Registered Investment Companies	0	N/A	N/A	N/A
Other pooled investment vehicles	11	$65.5 million	0	N/A
Other accounts	60	$987.8 million	0	N/A

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT:  The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Arnold C. Schneider III
Registered Investment Companies	7	$742.0 million	0	N/A
Other pooled investment vehicles	6	$643.0 million	0	N/A
Other accounts	43	$2,886.0 million	0	N/A

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum and Stephen A. Burlingame.

Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities – Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 2000 as a Health Care Analyst in the US Equity Research Group, and a year later he added financial services companies to his coverage area. In 2002, Mr. Burlingame became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Burlingame covered health care and information technology companies from 1997 to 2000 as an Analyst with Brandywine Asset Management. From 1995 to 1997, Mr. Burlingame followed health care, information technology and consumer products companies as an Analyst with Samuel James Ltd. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Blum and Burlingame as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Craig C. Blum
Registered Investment Companies	9	$6,198.9 million	0	N/A
Other pooled investment vehicles	7	$1,864.0 million	2	$998.4 million
Other accounts	169	$14,695.6 million	6	$1,442.8 million

Stephen A. Burlingame
Registered Investment Companies	9	$6,198.9 million	0	N/A
Other pooled investment vehicles	7	$1,863.8 million	2	$998.4 million
Other accounts	169	$14,695.6 million	6	$1,442.8 million

COMPENSATION STRUCTURE. Portfolio managers of TCW are compensated through a combination of a fixed base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW and its affiliates under The TCW Group (collectively, “TCW Group”). In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof. The benchmark used for TCW Concentrated Core, the strategy applicable to TCW’s management of the Fund, is the Russell 1000 Growth Index.

Certain accounts of TCW Group have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund.

All portfolio managers participate in equity incentives providing benefits for performance of TCW Group and its affiliates, through stock ownership or participation and are in stock option or stock appreciation plans of TCW Group and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW Group, the value of which is tied to TCW Group’s annual financial performance as a whole. TCW Group portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW Group in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW Group and is payable upon the reaching of certain time-based milestones.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. Banc of America Investment Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                                          The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                                          The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                                          The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                                          The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2005, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Equity Fund

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	February 28, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2006